SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FIRST COMMUNITY BANCSHARES, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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

                       FIRST COMMUNITY BANCSHARES, INC.
                              210 East Harriman
                            Bargersville, IN 46106
                                (317) 422-5171


                                  NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 MAY 20, 1998

The Annual Meeting of Shareholders of FIRST COMMUNITY BANCSHARES, INC., (the "Company"), will be held at the Jonathan Byrd's Cafeteria, Greenwood, Indiana, on May 20, 1998, at 10:00 a.m., local time, for the following purposes:

    1. To elect two directors to serve three year terms expiring in 2001 or until a successor is elected and qualified.

    2.  To approve 1992 Stock Option Plan Interpretation re Director Options.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 18, 1998 will be entitled to vote at the meeting.

                                      By Order of the Board of Directors


                                      /s/ Albert R. Jackson, III
                                      ---------------------------------
                                      Albert R. Jackson, III, Secretary

Bargersville, Indiana
April 22,1998





           YOUR VOTE IS IMPORTANT! PLEASE MAIL YOUR PROXY PROMPTLY
               ************************************************
IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED
    TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
             No postage required if mailed in the United States.

                               PROXY STATEMENT
                                   GENERAL

        The accompanying proxy is solicited by the Board of Directors of First Community Bancshares, Inc., an Indiana corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 20, 1998, at 10:00 a.m., local time, or at any adjournment thereof. The meeting will be held at Jonathan Byrd's Cafeteria, Greenwood, Indiana. At the meeting, only shareholders of record at the close of business on March 18, 1998 will be entitled to vote. On that date, the Company's outstanding capital stock consisted of 989,848 shares of Common Stock.

        The Company is a one bank holding company which owns First Community Bank and Trust ("First Community").

        This Proxy Statement and form of proxy are first being mailed or given to shareholders on or about April 22, 1998, together with the Company's 1997 Annual Report to Shareholders and the Form 10-K for the fiscal year ended December 31, 1997.

VOTING AND SOLICITATION
        Each stockholder is entitled to one vote for each share of Common Stock held on all matters presented at the meeting.

        The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone, telegraph or special letter.

REVOCABILITY OF PROXIES
        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Albert R. Jackson, III, Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

QUORUM
        The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

SHARES HELD IN TRUST
        The Trust department of First Community held 62,729 shares of the Company's common stock in regular, nominee and street name accounts on March 18, 1998 constituting 6.34% of the Company's outstanding shares. Where authorized by law or the governing instrument, those shares will be voted FOR the election of Director(s) and the proposals set forth herein.

PERSONS MAKING THE SOLICITATION
        This proxy solicitation is made by the Company. All costs associated with this solicitation will be borne by the Company.


                               STOCK OWNERSHIP
                         OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT
        The following table sets forth certain information regarding the
Company's Common Stock beneficially owned as of March 18, 1998 by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each director or director nominee of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group:

                          SHARES BENEFICIALLY OWNED
     NAME AND ADDRESS                   NUMBER                   PERCENT
     ----------------                   ------                   -------

Albert R. Jackson, III                 18,169(1)                  1.82%
5675 N County Rd. 200 W
North Vernon, Indiana 47265

Albert R. Jackson, Jr.                  7,087(2)                   .72%
5745 N County Rd. 200W
North Vernon, In 47265

Eugene W. Morris                       23,059(3)                  2.29%
5471 West CR 350 N.
Bargersville, Indiana  46106

Merrill M. Wesemann, M.D.              89,171(4)                  8.86%
251 E Jefferson Street
Franklin, Indiana  46131

Roy Martin Umbarger                    22,919(5)                  2.31%
5180 W Road 300N
Bargersville, Indiana 46106

Frank D. Neese                         58,378(6)                  5.89%
320 North Meridian Street
Indianapolis, Indiana 46204

All Officers, Nominees and
Directors as a group (6 persons)      216,421                    20.99%

----------------------------------
(1) Includes 2,362 shares which Mr. Jackson owns as a joint-tenant with his father, brother and sister as to which he disclaims voting and dispositive power and currently exercisable options for 5,000 shares granted under the 1996 stock option plan. Mr. Jackson, III is the son of Mr. Jackson, Jr.

(2) Includes 2,362 shares held jointly with two sons and a daughter, 525 shares owned by Mr. Jackson's spouse, and currently exercisable options for 1,050 shares granted under the 1996 stock option plan. Mr. Jackson Jr. is the father of Mr. Jackson, III.

(3) The shares shown for Mr. Morris, individually, include currently exercisable options for 15,420 shares granted under the 1992 stock option plan and currently exercisable options for 1,050 shares granted under the 1996 stock option plan.

(4) The shares shown include 8,087 owned by Dr. Wesemann's spouse, currently exercisable options for 15,420 shares granted under the 1992 stock option plan, and currently exercisable options for 1,050 shares granted under the 1996 stock option plan.

(5) The shares shown include 1,365 owned by Mr. Umbarger's spouse, 721 shares owned as a joint-tenant with a minor son, 656 shares owned by his minor son and 32 shares owned by his spouse jointly with her daughter, and currently exercisable options for 1,050 shares granted under the 1996 stock option plan.

(6) The shares shown for Mr. Neese, individually, include currently exercisable options for 1,050 shares granted under the 1996 stock option plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

        Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the year ended December 31, 1997, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements except that Albert R. Jackson Jr. filed one late Form 3, and 2 late Form 4's and Albert R. Jackson III filed one late Form 4, and Merrill M. Wesemann M.D. filed one late Form 4, and Frank D. Neese filed one late Form 4.

                            ELECTION OF DIRECTORS
        The following persons have been nominated as a director of the Company for three year terms expiring at the annual meeting to be held in 2001. The proxy holders named in the accompanying proxy intend, unless authorization to do so is withheld, to vote FOR the election of such persons. The proxy holders have also advised that, in the event any nominee is unavailable for election, which is not currently anticipated, they may vote in accordance with their judgment for the election of substitute nominees designated by the Board.

        To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to be voted at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present but are not considered in tabulating the vote of the shareholders. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominees named below as director for the specified term. If the nominees become unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to doubt the availability of the nominees to serve and no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office. To the best of management's knowledge, the nominees intend to serve the term for which election is sought. Cumulative voting is not permitted by the Articles of Incorporation of the Company.

        The Board of Directors recommends that the shareholders vote "FOR" the election of Albert R. Jackson, Jr. and Eugene Morris as directors of the Company.

The following table sets forth information concerning the nominees for director.

                                                                  DIRECTOR    TERM TO
        NAME                   AGE     PRINCIPAL OCCUPATION        SINCE       EXPIRE
        ----                   ---     --------------------        -----       ------
Albert R. Jackson, Jr.          63     Retired Bank President       1997        2001

Eugene Morris                   72     President of Farmers -       1991        2001
                                       Mutual Fire Insurance

NOMINATED DIRECTORS

        Albert R. Jackson, Jr. was the President of First National Bank of North Vernon, Indiana from 1971 to 1989 and a Senior Executive Vice President of The Seymour National Bank of Seymour, Indiana from 1989 to his retirement in 1994. Mr. Jackson was appointed as a director in May 1997 and is the father of Albert R. Jackson, III.

        Eugene W. Morris was a director of Bargersville Federal Savings Bank ("Bargersville") from October 1974, and was Vice Chairman of the Board of Directors from January 1988 until Bargersville was acquired by the Company. Mr. Morris is currently President of the Company and has been a board member since August 1991. Mr. Morris is also on the Board of Directors of First Community. Mr. Morris is currently self-employed as a farmer and also serves as President of Farmers-Mutual Fire Insurance Company of Johnson and Shelby Counties, a mutual casualty and property insurance company. Mr. Morris current term as a Director of the Company expires at the 1998 Annual Meeting. Eugene W. Morris is the father-in-law of Roy Martin Umbarger.

Continuing Directors whose terms are not expiring are:

                                                                  DIRECTOR    TERM TO
        NAME                   AGE     PRINCIPAL OCCUPATION        SINCE       EXPIRE
        ----                   ---     --------------------        -----       ------
Merrill M. Wesemann, M.D.       63     Chairman of Board            1991        2000
                                       Medical Doctor

Albert R. Jackson, III          37     President & CEO  First       1997        2000
                                       Community Bank & Trust

Frank Neese                     59     Investment Banker            1996        1999

Roy Martin Umbarger             51     President, Umbarger &        1996        1999
                                       Sons, Inc.

CONTINUING DIRECTORS
        Roy Martin Umbarger has been the President and co-owner of Roy Umbarger & Sons, Inc., a feed mill, grain elevator and fertilizer distributor located in Bargersville, Indiana, since 1986. Mr. Umbarger received a degree in Business Marketing from the University of Evansville and is a lifetime resident of Johnson County. Mr. Umbarger's current term as a Director of the Company expires at the 1999 Annual Meeting. Roy Martin Umbarger is the son-in-law of Eugene W. Morris.

        Frank Neese is President of First Indiana Securities, LLC an investment banking firm since January 1, 1998. Mr. Neese served as Senior Vice President of Traub and Company a registered broker-dealer from 1979 until December 31, 1997. Mr. Neese has served as a financial advisor to First Community since 1991. Mr. Neese's current term as a Director of the Company expires at the 1999 Annual Meeting. Mr. Neese is secretary and a director of First Community. Mr. Neese also serves as President of the Pines of Deerfield, a real estate development company.

        Merrill M. Wesemann, M.D. was a Director of Bargersville from January 1979 until completion of the acquisition of Bargersville by the Company. Dr. Wesemann is on the Board of Directors of First Community and has been a Director of the Company since August 1991. Dr. Wesemann has practiced medicine since 1961 and is a past Treasurer of the Indiana State Medical Association. Dr. Wesemann's current term as a Director of the Company expires at the 2000 Annual Meeting.

        Albert R. Jackson III has been CEO and CFO for both First Community and the Company since 1996 and President of First Community since 1994. He is also on the Board of Directors of First Community. Before that he was senior vice president of National City Bank. Mr. Jackson has also served as senior vice president and cashier of the Seymour National Bank & Trust Company and as vice president for First National Bank of North Vernon, Indiana and as treasurer and chief financial officer of that bank's holding company, North Vernon 1st Financial Corporation. Mr. Jackson's current term as a Director of the Company expires at the 2000 Annual Meeting. He is the son of Albert R. Jackson, Jr.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        For the calendar year 1997, the Board of Directors of the Company met four (4) times and all Directors attended all of the meetings.

        The Board of Directors of the Company has the authority to appoint various committees, but it currently has no standing committees.

PROPOSAL TO APPROVE 1992 STOCK OPTION PLAN INTERPRETATION RE DIRECTOR OPTIONS:

        Section 11 of the Company's 1992 Stock Option Plan (the "1992 Plan") provides that if a person holding options, "cease[s] to be employed by [the Corporation] or cease[s] to be a member of the Board, as the case may be, for any reason (other than death or retirement)", his vested options will expire to the extent not exercised within ninety (90) days after termination of employment or membership on the Board.

        Section 10 of the 1992 Plan provides that in the event of the retirement of an optinee "from the employ" of the Company under any retirement plan maintained by the Company or for any other reason specifically approved in advance by the committee, the unexpired options held by the optinee shall continue to be exercisable for a period of two years after the retirement or upon the normal expiration of the options, whichever is earlier.

        Walter Umbarger served on the Board of Directors until his retirement on May 21, 1997, the date of the 1997 Annual Meeting of Shareholders, for which he had declined to stand for re-election. Mr. Umbarger was not an employee of the Company. At the time of his retirement from the Board, he held options issued under the 1992 Plan to purchase 15,420 shares of common stock at an exercise price of $5.54 per share. The question has arisen as to the termination date of the options held by Mr. Umbarger. Pursuant to Section 14 of the 1992 Plan, the Board, which administers the 1992 Plan and has the authority to interpret its language as it deems necessary and appropriate, has determined that Section 10 applies to Directors of the Company such as Mr. Umbarger as well as to employees and that Mr. Umbarger's options expire on May 20, 1999, two years after he retired from the Board of Directors.

        In arriving at its decision the Board considered the fact that Mr. Umbarger was 74 years old at the time he left the Board, that he had served on the Board of the Company and its predecesser for 38 years including the period during which the holding Company was formed.

        While not required to do so by the 1992 plan, the Board's interpretation was made subject to the approval by the shareholders at this meeting since it involved Director options rights. The Board recommends that the shareholders approve its interpretation of the 1992 Plan.

OTHER INFORMATION

        See also "Stock Ownership of Certain Beneficial Owners and
Management."

DIRECTOR COMPENSATION

        A. Cash Compensation. A Director of the Company is not compensated for service as a member of the Board of Directors or any committee of the Board. However, all Directors of the Company are also Directors of First Community, and for the fiscal year ended December 31, 1997. Cash compensation for non-employee Directors of First Community was $1,000 per month. The Chairman's compensation was $1,150 per month for 1997. First Community provides each of First Community's Directors with Directors' and Officers' liability insurance.

        Directors are also reimbursed for reasonable expenses incurred in attending Board and committee meetings.

        B. Options. The 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors on January 1, 1992 and amended and restated by the Board on February 15, 1993 and May 15, 1995. The shareholders approved an amendment to the 1992 Plan on May 15, 1996. All of the 66,771 shares allocated for issuance pursuant to the Plan have been granted. 20,510 shares were exercised in 1996 and 15,420 shares expired in 1997. The Plan is designed to promote the interests of the Company by providing an increased opportunity for directors to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with the Company's Board of Directors and align their interests and efforts with those of the shareholders.

        The Company has granted options to purchase 15,420 shares of Common Stock each to Dr. Wesemann and Eugene Morris with exercise prices of $5.54 per share. All options vested at the time of grant and expire ten years after the date of grant or ninety (90) days after the date the optionee terminates his performance of services for the Company, if earlier.

        The number of shares available under the 1992 Plan and the amount and exercise price of options granted are subject to adjustment in the event of a combination, merger, reorganization, stock split, stock dividend or similar event affecting the Common Stock. If any options under the 1992 Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved for grant will revert to the status of available shares. The 1992 Plan shall terminate ten years from the date of its adoption and no further options shall thereafter be granted thereunder.

        Options granted to non-employee directors under the 1992 Plan are not intended to constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. Optionees generally will not be subject to federal income taxation at the time the options are granted. Taxable income will be recognized by optionees upon the exercise of an option in the amount of the difference between the exercise price paid and the market value of the shares received at the time of exercise or the date restrictions on the sale of such shares lapse. An optionee's basis in the shares received upon the exercise of an option is equal to exercise price paid, plus any income recognized. The Company will be entitled to a tax deduction equal to the amount of income recognized by the optionees.

        On May 15, 1996, the shareholders approved the creation of the 1996 Stock Option Plan (the "1996 Plan") for the issuance of 105,000 shares of Common Stock. The 1996 Plan provides, among other items, that nonstatutory options may be automatically granted to outside directors on a yearly basis in order to provide an incentive to outside Directors of the Company, which grants generally have a term of ten years from the date of grant and are exercisable only during the time the optionee remains a director or within one year thereafter (but not beyond expiration of the option term).

        In the event of changes in outstanding Common Stock of the Company by reason of stock dividends, mergers, split-ups, consolidations, recapitalizations, reorganizations or like events ( as determined by the Board of Directors or a committee thereof (the "Committee"), an appropriate adjustment will be made by the committee in the number of shares of Common Stock reserved under the 1996 Plan and in the number of shares of Common Stock and option price per share specified in any stock option agreement with respect to any unpurchased shares.

        The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant holding an incentive stock plan but is entitled to a deduction for amounts taxed as income to holders of nonstatutory stock options.

        The Company has granted options under the 1996 Plan to purchase 1,050 shares of common stock each to Dr. Wesemann, Eugene Morris, Frank Neese, Albert R. Jackson, Jr., and Roy Martin Umbarger with an exercise price of $11.43 per share. In February, 1998 the Board granted an option to purchase 5,000 shares of common stock to Albert R. Jackson, III with an exercise price of $11.50 per share and an aggregate of 6,000 shares to three (3) other officers with an exercise price of $11.50 per share. All options vested at the time of grant and expire ten years after the date of grant or up to one
(1) year after the date the optionee terminates his or her performance of services for the Company, if earlier.

                            EXECUTIVE COMPENSATION
        The following Summary Compensation Table provides compensation information paid by First Community to the Chief Executive Officer for services rendered in all capacities during the years ended December 31, 1997, 1996, and 1995. No executive officers of the Company received compensation exceeding $100,000 during the year ended December 31, 1997.

                                     SUMMARY COMPENSATION TABLE
                                        ANNUAL COMPENSATION

NAME AND PRINCIPAL          YEAR    SALARY ($)   BONUS ($)     SECURITIES UNDERLYING    ALL OTHER
POSITION                                                       OPTIONS                  COMPENSATION ($)(1)
------------------          ----    ----------   ---------     ---------------------    -------------------

Albert R. Jackson III (2)   1997      67,500          0                  0                      697
Chief Executive
Officer and
Chief Financial Officer

Albert R. Jackson III       1996      62,293      5,000                  0                      661

Albert R. Jackson III       1995      58,782          0                  0                      500


LIFE INSURANCE PLAN
        The company pays the premiums on a group term life insurance policy for all regular full-time employees who have worked for the Company for 90 days. The amount of coverage under this plan is $50,000.



                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS
        There were no option grants to the executive named officer in the last fiscal year, December 31, 1997. The Company has no SAR program or grants.




----------------------------------
(1)  Contribution by the Company to the executive's 401 (k) plan.

(2) In 1994, Mr. Jackson became the President of First Community. In March 1996, Mr. Jackson became a Chief Executive Officer and Chief Financial Officer of the Company.

                   STOCKHOLDER PROPOSALS TO BE PRESENTED AT
                           THE NEXT ANNUAL MEETING
        Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders of the Company (i) must be received by the Company at 210 East Harriman Bargersville, IN 46106 (317) 422-5171 no later than December 31, 1998 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.


                    RELATIONSHIP WITH INDEPENDENT AUDITORS
        Geo. S. Olive & Company ("Geo. S. Olive"), an independent certified public accounting firm, has audited the accounts of the Company since 1993 and has provided the Company with other services. The Company has chosen Geo. S. Olive as auditor for the current year. Representatives of the firm will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to answer appropriate questions.

                                OTHER BUSINESS
        At this time management knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.

                                  FORM 10-K
        The Company has forwarded to all shareholders a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, including the financial statements and schedules which is also the annual report to shareholders. Such report was filed with the Securities and Exchange Commission on March 31, 1998.


PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                      By Order of the Board of Directors
                                      April 22, 1998

                       FIRST COMMUNITY BANCSHARES, INC.
                             Bargerville, Indiana
              REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 May 20, 1998
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints as proxies, Merrill M. Wesemann, M.D. and Eugene W. Morris or either of them, will full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Community Bancshares, Inc., to be held at Jonathan Byrd's Cafeteria, Greenwood, Indiana, at 10:00 A.M. local time, on May 20, 1998, and adjournment thereof, upon the following matter:

                                              Authority to Vote

                                              For     Against     Abstain
                                              ---     -------     -------

1.  Election of Two Directors
    Nominees are:
    Albert R. Jackson, Jr.                    [ ]       [ ]         [ ]

    Eugene W. Morris                          [ ]       [ ]         [ ]

2.  To Approve 1992 Stock Option Plan
    Interpretation re Director Options.       [ ]       [ ]         [ ]

THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS A CONTRARY
DIRECTION IS GIVEN.

        Should the undersigned be present and elect to vote at said Meeting or any adjournment thereof and, after notification to the Secretary of First Community Bancshares, Inc. at said Meeting of the shareholder's decision to terminate this Proxy, then the power of said attorneys-in-fact or agents shall be deemed terminated and of no further force and effect.

        Please sign below exactly as your name appears on your stock certificate. When signing as attorney, corporate officer or fiduciary, please give full title as such. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 22, 1998 prior to the execution of this Proxy.

               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY


__________________________________     ___________________________________
            SIGNATURE                                SIGNATURE


__________________________________     ___________________________________
            SIGNATURE                                SIGNATURE

                           ___________________
                                   DATE

        Your signature must be exactly as your name appears in your stock certificate(s). When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.